FPA PARAMOUNT FUND, INC.
SUPPLEMENT DATED NOVEMBER 15, 2013, TO PROSPECTUS DATED JANUARY 30, 2013

On November 15, 2013, shareholders of FPA Paramount Fund, Inc. (the "Fund") approved each proposal presented to them at the special meeting of shareholders held that day. Shareholders approved: (1) a new Investment Advisory Agreement, (2) changing the Fund from a diversified fund to a non-diversified fund, (3) updating certain fundamental investment policies of the Fund, and eliminating certain other fundamental policies that are not required by law or were more restrictive than the law requires, and (4) changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.

The Fund's Prospectus is revised as described below:

1.  The fee table in the summary portion of the Fund's Prospectus under the heading "Fees and Expenses of the Fund" is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None
Redemption Fee (as a percentage of amount redeemed)		2.00	%(1)
Exchange Fee		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees*		1.00%
Distribution (12b-1) Fees		None
Other Expenses		0.26%
Other Expenses	0.16%
Financial Services	0.10%
Total Annual Fund Operating Expenses		1.26%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

*  Management Fees are restated reflecting the fee under the Investment Advisory Agreement approved on November 15, 2013.

2.  The example table in the summary portion of the Fund's Prospectus under the heading "Example" is deleted in its entirety and replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$128
Three years	$400
Five years	$692
Ten years	$1,523

3.  The following is added to the section in the summary portion of the Fund's Prospectus entitled "Principal Investment Risks" and to the section of the Fund's Prospectus entitled "Principal Investment Risks" under the section "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS":

Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

4.  The following is added at the end of the section in the Fund's Prospectus entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS—Investment Objective":

The Fund's Board may change the Fund's investment objective without shareholder approval upon 90 days' written notice to shareholders.

5.  The following replaces the seventh sentence in the section of the Fund's Prospectus entitled "MANAGEMENT AND ORGANIZATION—Investment Adviser":

The total management fee paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 0.65%. Beginning November 15, 2013, FPA receives for its services to the Fund a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. For the first six months from November 15, 2013, however, FPA will waive any increase in advisory fees.

FPA PARAMOUNT FUND, INC.

SUPPLEMENT DATED NOVEMBER 15, 2013, TO STATEMENT OF ADDITIONAL

INFORMATION DATED JANUARY 30, 2013

On November 15, 2013, shareholders of FPA Paramount Fund, Inc. (the “Fund”) approved each proposal presented to them at the special meeting of shareholders held that day.  Shareholders approved:  (1) a new Investment Advisory Agreement, (2) changing the Fund from a diversified fund to a non-diversified fund, (3) updating certain fundamental investment policies of the Fund, and eliminating certain other fundamental policies that are not required by law or were more restrictive than the law requires, and (4) changing the Fund’s investment objective from a fundamental policy to a non-fundamental policy.

The Fund’s Statement of Additional Information is revised as described below:

1.              The Section in the Fund’s Statement of Additional Information entitled “INVESTMENT RESTRICTIONS” is deleted and replaced as follows:

The Fund is an open-end, non-diversified investment management company and has adopted the investment restrictions stated below.  They apply at the time securities are purchased or other relevant action is taken.  These restrictions cannot be changed without approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.  These restrictions provide that the Fund shall not:

(1)                                 Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time.

(2)                                 Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3)                                 Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

(4)                                 Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

(5)                                 Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

(6)                                 Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

(7)                                 Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Certain of these restrictions are expanded upon in the non-fundamental policies described below.  For purposes of restriction 1, the Fund may borrow money to the extent permitted by non-fundamental policy 1.  Any borrowing by the Fund that exceeds that threshold must be reduced within 48 hours (excluding Sundays and holidays) to meet such limitations. For purposes of restriction 2, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.  Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.  For purposes of restriction 4, the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.  Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number 2 above.  Thus, if securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

NON-FUNDAMENTAL POLICIES. The following policies are non-fundamental, which means the Fund may change them without shareholder approval.

(1)                                 The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.  Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

(2)                                 The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

(3)                                 The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

(4)                                 The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

(5)                                 The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.  The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid, securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

(6)                                 The Fund may write covered call options and may buy and sell put and call options.

(7)                                 The Fund may enter into repurchase agreements.

(8)                                 The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value.  In addition, the Fund must receive at least 100% collateral.

(9)                                 The Fund may sell securities short and engage in short sales “against the box.”

(10)                          The Fund may enter into swap transactions.

2.              The first sentence of the Section in the Fund’s Statement of Additional Information entitled “FUND ORGANIZATION AND BOARD OF DIRECTORS” is deleted and replaced with the following:

The Fund was organized as a Maryland Corporation and is an open-end, non-diversified investment management company that commenced operations in 1958.

3.              The first sentence of the Section in the Fund’s Statement of Additional Information entitled “MANAGEMENT - Investment Advisory Agreement” is deleted and replaced with the following:

The Fund has entered into an Investment Advisory Agreement dated November 15, 2013 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.

4.              The third paragraph of the Section in the Fund’s Statement of Additional Information entitled “MANAGEMENT - Investment Advisory Agreement” is deleted and replaced with the following:

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

5.              The first sentence of the fifth paragraph of the Section in the Fund’s Statement of Additional Information entitled “MANAGEMENT - Investment Advisory Agreement” is deleted and replaced with the following:

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.32% of the Fund’s average net assets.